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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of report (Date of Earliest Event Reported): June 2, 1999

                         QUEST DIAGNOSTICS INCORPORATED
               (Exact name of registrant as specified in charter)

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
           DELAWARE                        1-12215                 16-1387862
 (State or other jurisdiction      (Commission File Number)     (I.R.S. Employer
      of incorporation)                                          Identification
                                                                      No.)

ONE MALCOLM AVENUE, TETERBORO, NEW JERSEY                            07608
  (Address of principal executive offices)                         (Zip Code)
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       Registrant's telephone number, including area code: (201) 393-5000

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                        Exhibit Index appears on page 2.
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ITEM 5. OTHER EVENTS.

    As previously disclosed in Quest Diagnostics Incorporated's ("Quest Diagnostics") current report on Form 8-K dated February 17, 1999, on February 9, 1999, Quest Diagnostics signed a definitive agreement with SmithKline Beecham plc ("SmithKline Beecham") to purchase SmithKline Beecham's clinical laboratory testing business ("SBCL") for approximately $1.3 billion in cash and stock (the "SBCL Acquisition"). The purchase price will be paid through the issuance of approximately 12.6 million shares of common stock of Quest Diagnostics and the payment of $1.025 billion of cash. Quest Diagnostics expects to close the transaction by July 1999.

    Attached and incorporated by reference herein as Exhibits 99.1, 99.2 and 99.3, respectively, are certain financial information for SBCL, management's discussion and analysis of financial condition and results of operations related thereto and unaudited pro forma combined financial information for the combined entity giving effect to the SBCL Acquisition.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c) Exhibits.

                                 EXHIBIT INDEX

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
EXHIBIT NO.    DESCRIPTION
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
       99.1    The unaudited combined balance sheets of SmithKline Beecham Clinical Laboratories, Inc. and certain related affiliates as of March 25, 1999 and December 31, 1998 and the related combined statements of operations, cash flows and changes in parent's equity for the three months ended March 25, 1999 and
               March 26, 1998.

       99.2    Management's discussion and analysis of financial condition and results of operation for SmithKline
               Beecham Clinical Laboratories, Inc. and certain related affiliates.

       99.3    The Quest Diagnostics unaudited pro forma combined balance sheet at March 31, 1999 and statements of operations for the three months ended March 31, 1999, the twelve months ended March 31, 1999 and the year ended December 31, 1998.
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    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                June 4, 1999

                                QUEST DIAGNOSTICS INCORPORATED

                                By:  /s/ ROBERT A. HAGEMANN
                                     -----------------------------------------
                                     Name: Robert A. Hagemann
                                           Vice President and Chief Financial
                                     Officer
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